SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 31, 2003

ATLANTIC DATA SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	000-24193 (Commission File Number)	04-2696393 (I.R.S. Employer Identification No.)

One Batterymarch Park
Quincy, Massachusetts 02169
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:
(617) 770-3333

ITEM 12: Results of Operation and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE OF ATLANTIC DATA SERVICES

ITEM 12: Results of Operation and Financial Condition.

On July 31, 2003, the Company issued a press release announcing the Company’s results for its first fiscal quarter ended June 30, 2003. A copy of this press release is furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLANTIC DATA SERVICES, INC.

Date: July 31, 2003	By:	/s/ Paul K. McGrath

Paul K. McGrath Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.

Exhibit 99.1     Press Release of Atlantic Data Services, Inc. dated July 31, 2003